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                                                                  Exhibit 23.1

                        CONSENT OF INDEPENDENT ACCOUNTANTS


                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 24, 1996 appearing on page 21 of Universal Electronics Inc.'s Annual Report Form 10-K for the year ended December 31, 1995.





/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Cleveland, Ohio
March 21, 1997